UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant   XX
  Filed by a Party other than the Registrant
Check the appropriate box
  	Preliminary Proxy Statement
  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
  Definitive Proxy Statement
  Definitive Additional Materials
 X Soliciting Material Pursuant to 240.14a-12


___eRaider.com Inc__________________________
(Name of Registrant as Specified In Its Charter

Payment of Filing Fee (Check the appropriate box):
X	No fee required